Exhibit 10.5


                                LEASE AGREEMENT


PARTIES:


This Lease is made and executed on December 19. 2001, by and between Meredith & Larry Breault, hereinafter referred to as the Landlord, and Choice Sanitation hereinafter referred to as the Tenant.

PREMISES

The Landlord hereby demises and leases unto the Tenant, and the Tenant hereby hires and take from the Landlord for the term and upon the rentals hereinafter specified, the premises described as follows: The demised premises, situated in the MRI Executive Center located at 762 SE Port St. Lucie Blvd., in the County of St. Lucie and State of Florida.

The term "common facilities" as used herein shall he construed to include those facilities within the office center for the non-exclusive use of Tenant in common with other authorized users, and shall include, but not be limited to, sidewalks, parking area, planting areas and the structure advertising the common name given to the office center.

TERM
 The term of this demise shall be for one (1) year, beginning February 1, 2002 and ending January 31, 2003 with an option to renew this Lease for a period of 2 years with a rent increase of $275 (for a total of $625) plus the CPI as of 1/1/03 and 90 days written advanced notice.

  RENT AND RELATED CHARGES:

  The said rent, is to be payable monthly in advance on the 1st day of each calendar month for the term hereof, as follows:

 Basic Rent - The Tenant shall pay the Landlord a monthly rate of Three Hundred Fifty Dollars and 00/100 ($350.00 ) through January 31, 2003. Should tenant exercise his option to renew this lease as per the terms of this agreement, beginning February 1, 2003 and annually thereafter, until expiration of the lease. Tenant shall be responsible for CPI increases not to exceed 5% per annum, the base year of which is the Twelve (12) calendar months of January - December 2002 . The CPI increase will be the average overall CPI as published in the "Wall Street Journal" on or about January 2 of each year.

                    $  350.00  First Months Rent
                    $   -0-    Last  Months Rent
                    $ 350.00   Security Deposit -per section 16
                   $     22.75 Sales Tax

                    $ 772.75   Total Initial Payment Upon Signing of Lease
                   $    22.75  Additions to Monthly Rent

   Payments will be made at the offices of Management Recruiters. 756 SE Port St. Lucie Blvd.. Port St. Lucie, FL 34984 or such place as Landlord may, from time to time, designate in writing.

   This lease and the rental payments required hereunder shall commence on the first day of the month following the signing of this Lease. There shall be a five (5) day grace period on each monthly payment, afler which a 5% late charge shall be added to that monthly payment.

          THE ABOVE LETTING IS UPON THE FOLLOWING CONDITIONS:

          1.    PEACEFUL POSSESSION:

                  The Landlord covenants that the Tenant on paying (the said rental and performing the covenants and conditions in this Lease contained, shall and may peaceably and quietly have, hold and enjoy the demised premises /or the term aforesaid

          2.    DEFAULT 1N PAYMENT OF RENT AND/OR ABANDONMENT OF PREMISES:

         A. The Tenant shall, without any previous demand therefor, pay to the Landlord, or its agent, the said rent at the times and in the manner above provided. In the event of the non-payment of said rent, or any installment thereof, at the times and in the manner above provided, and if the same shall remain in default for ten (10) days after becoming due, or if the Tenant shall be dispossessed for non-payment of rent, if the leased premises shall be deserted or vacated, the Landlord or its agents shall have the right to and may enter the said premises as the agent of the Tenant, either by force or otherwise. without being liable for any prosecution or damages therefor. At this time, (he Landlord may declare the Tenant in default of this Lease. Upon default. Tenant shall he obligated to pay the full amount of all unpaid rent due for the full term of this Lease. Landlord shall be under no obligation to provide any further notice to Tenant of the acceleration of all rents.

                   In the event of a default, the Tenant shall be obligated to pay the Landlord's costs of collection and reasonable attorney fees, including trial and appeal, if necessary.

                   B. Reletting by Landlord: Should Tenant default in the rent payment or if premises are deserted or vacated, the Landlord may relet the premises as the agent of the Tenant, and receive the rent therefor, upon such terms as shall be satisfactory to the landlord, and all rights of the Tenant to repossess the premises under this lease shall be forfeited. Such re-entry by the Landlord shall not operate to release the Tenant from any rent to be paid or covenants to be performed hereunder during the full term of this lease.

C. Tenant Liable for Deficiency: For the purpose of reletting, the Landlord shall be authorized to make such repairs or alterations in or to the leased premises as may be necessary lo place the same in good order and condition. The Tenant shall be liable to the Landlord for the cost of such repairs or alterations and all expenses of such reletting. If the sum realized or to be realized from the reletting is insufficient to satisfy the monthly or term rent provided in this lease, the Landlord, at its option, may require the Tenant to pay such deficiency month by month, or may hold the Tenant in advance for the entire deficiency to be realized during the term of the reletting. The Tenant shall not be entitled to any surplus accruing as a result of the reletting.
D. Lien of Landlord to Secure: The Landlord is hereby granted a lien, in addition to any statutory lien or right to distrain that may exist, on all personal property of the Tenant in or upon the demised premises, to secure payment of the rent and performance of the covenants and conditions of this lease. The Landlord shall have the right, as agent of the Tenant, to take possession of any furniture, fixtures or other personal property of the Tenant found in or about the premises, and sell the same at public or private sale and to apply the proceeds thereof to the payment of any monies becoming due under this lease, the Tenant hereby waiving the benefit of all laws exempting properly from execution, levy and sale on distress or judgment.

E. Expenses of Enforcement: The Tenant agrees to pay all attorney's fees and expenses incurred by the Landlord in enforcing any of the obligations under this lease.


         3.    USE OF PREMISES:
               ---------------

A. Purposes: The Tenant covenants and agrees to use the demised premises as executive offices and agrees not to use or permit the premises to be used for any other purpose without the prior written consent of the Landlord endorsed hereon.

B. Business Name: The name of Tenant's business will be Choice Sanitation and will remain so and shall not be changed except with the written consent of Landlord, which consent shall not be withheld unreasonably, providing that, in allowing changes, Lessee will be solely responsible for any costs of changing the name as it is featured in any signs of the office center.

C. Public Auctions: No public sale or auction by Tenant or others shall be made in or from the demised premises.

D. Condition of Premises, Repairs: The Tenant has examined the demised premises and accepts them in their present condition (except as otherwise expressly provided herein) and without any representations on the part of the Landlord or its agents as to the present or future condition of the said premises. The Tenant shall keep the demised premises in good condition and shall he responsible for the redecorating, painting renovating and exterminating the said premises as may be necessary to keep them in repair and good appearance. The Tenant shall quit and surrender the premises at the end of the demised term in as good condition as the reasonable use thereof will permit. The Tenant shall not make any structural changes, alterations, additions, or improvements to said premises without the prior written consent of the Landlord. All erections, alterations, additions and improvements, whether temporary or permanent in character, which may be made upon the premises either by the Landlord or the Tenant, except furniture or movable trade fixtures installed at the expense of the Tenant, shall be the property of the Landlord and shall remain upon and be surrendered with the premises as a part thereof at the termination of this Lease, without compensation to the Tenant. The Tenant further agrees to keep said premises and all parts thereof in a clean and sanitary condition and free from trash and other objectionable matter. The Tenant further agrees to keep the sidewalks in front of said premises clean and free of obstructions.

E. Storage of Inflammable Materials: Tenant shall not keep or permit to be kept at, in, or about the demised premises any gasoline, distillate or other petroleum product, or any other substance or material of an explosive or inflammable nature in such quantities as may endanger any part of the demised premises.

F. Garbage Disposal: Tenant shall not burn or incinerate any rubbish, garbage or debris at, in, or about the demised premises, and shall cause all containers, rubbish, garbage and debris accumulated therein to be stored within the demised premises , to be hauled away therefrom for disposal prior to the accumulation of any substantial quantity.

G. Public Regulations: In the conduct of its business in and about the demised premises. Tenant shall observe and comply with all laws, ordinances and regulations of public authorities.

           4. SUB-LETTING AND ASSIGNMENT: The Tenant shall not sublet the demised premises nor any portion thereof, nor shall this lease be assigned by the Tenant without the prior written consent of the Landlord endorsed herein. The Landlord shall have the sole right to determine whether to allow such a sublease or assignment.

          5.    INSURANCE:

A. Insurance Companies: All policies of insurance are to be kept and maintained in force by the respective parties hereto and shall he obtained from good and solvent insurance companies authorized to do business in the State of Florida.

B. Tenant to Obtain Liability Insurance: Lessee shall, at its own expense, at all times during the term of this Lease maintain in force a policy or policies of insurance written by one or more responsible companies satisfactory to the Landlord, which will insure Landlord from and against all claims for bodily injury, including death and personal injury (and with the employee exclusion deleted as to all such claims for personal injury) and claims for property damage occurring upon the premises due to the acts, omissions or negligence of the Tenant or its employees, independent contractors, architects and engineers, such insurance having bodily injury and property damage combined limits of liability of not less than TWO HUNDRED FIFTY THOUSAND Dollars (S250,.000.00) for any one person killed or injured. ONE MILLON Dollars ($1,000,000.00) for any one accident and TWO HUNDRED FIFTY THOUSAND Dollars (S250.000.00) for property damage, which coverage may be provided by supplementing the comprehensive general liability policy with an umbrella liability policy. The policy of insurance required by this section shall include contractual liability insurance and nonowned liability insurance.

C. Plate Glass Insurance: Tenant agrees to replace at the Tenant's expense any and all glass which may become broken in and on the demised premises. Plate glass and mirrors, if any, shall be insured by the Tenant at their full insurable value in a company satisfactory to the Landlord.

D. Workmen's Compensation Insurance: Tenant shall maintain and keep in force all employees' compensation insurance required under the laws of the State of Florida, and such other insurance as may be necessary to protect Landlord against any other liability to persons or properly arising hereunder by operation of law, whether such law is now in force or is adopted subsequent to the execution hereof, with limits of liability not less than ONE MILLION Dollars (S 1,000,000.00) which coverage may be provided by supplementing the Workers Compensation policy with an Umbrella Liability policy.

E. Fire & Miscellaneous Insurance: Tenant shall maintain in force, at all times during the term of this Lease, on all fixtures and equipment in the demised premise, a policy or policies of fire insurance in a company satisfactory to the Landlord to the extent of one hundred percent (100%) of the insurable replacement value thereof, the proceeds of which will, so long as this Lease is in effect, be used for the repair or replacement of the property, so insured. Such policies shall name Landlord as a beneficiary thereof. Tenant shall also maintain in force, at all times during the term of this Lease, a policy or policies of fire insurance to the extent of one hundred percent (100%) of the insurable value of the demised premises. If permitted without additional charge, landlord shall cause to be endorsed on its fire insurance, and on any extended coverage policy or policies the waiver of right of subrogation.

Tenant shall also maintain in force, at all times during the term of this Lease, insurance covering all Tenant improvements and betterment to the building to the extent of one hundred percent (100%) of the insurable value of the same against all casualties including classification of fire and extended coverage, vandalism and malicious mischief and including sprinkler leakage.

F. Tenant's Waiver of Casualty Insurance Proceeds: In the event the demised premises shall be damaged or destroyed by fire. or other casualty so insured against, Tenant shall claim no interest in any insurance settlement arising out of any such loss where premiums are paid by Landlord, or where Landlord is named as the sole beneficiary, and shall execute any and all documents required by Landlord or the insurance company or companies that may he necessary for use in connection with settlement of any such loss. If the building is so substantially damaged that it is reasonably necessary to demolish such building for the purpose of reconstruction, Landlord may demolish the same in which event the rent and other charges shall be abated as if the Premises were rendered untenable by a casualty. In no event shall Landlord be liable for interruption to business of Tenant or for damage to or replacement or repair of Tenant's personal property including but not limited to inventory, trade fixtures, furniture and other property removable by Tenant under the provisions of this Lease.

G. Tenant's Failure to Insure: Should Tenant fail to keep in effect and pay for such insurance as it is in this Section required to maintain, Landlord may do so, in which event the insurance premiums paid by Landlord shall become due and payable forthwith and failure of Lessee to pay same on demand shall constitute a breach of this Lease.

H. Such other insurance or in such higher amounts as may be reasonably required or determined by Landlord from lime to time.

Except with respect to the insurance in subparagraph D above, such higher amounts as may be reasonably required or determined by Landlord from time to time.

Except with respect to the insurance in subparagraph D above, such insurance shall name Landlord as additional named insured for the full amount of the insurance herein required.

I. All policies in this section shall be of the full premium type and copies shall be deposited with the Landlord or its agent throughout the term of this Lease not less than fifteen (15) days prior to the expiration date of the policies to be furnished hereunder.

          6.    LIABILTY OF LANDLORD:

                    The Landlord shall not be responsible for the loss of or damage to property, or injury to persons, occurring in or about the demised premises, by reason of any existing or future condition, defect, matter or thing in said demised premises or the property of which the premises are apart, or for the acts, omissions or negligence of other persons or tenants in and about the said property. The Tenant agrees to indemnify and save the Landlord harmless from all claims, actions damages, expenses and liability for losses of or damage to property, or injuries to persons occurring in or about the demised premises arising from or out of the occupancy or use by Tenant of the premises or any part thereof or any other part of Landlords property, occasioned wholly or in part or omission of the Tenant, its officers, agents, contractors or employees.

          7.    COMMON AREAS:

A. Use By Tenant - Maintenance: Tenant and its employees and invitees are, except as otherwise specifically provided in this Lease, authorized, empowered and privileged during the Term to use the Common Areas for their respective intended purposes in common with other persons. Landlord agrees to maintain the Common Areas in good order, condition and repair, including adequate lighting, painting, drainage, supervision and the like. Tenant agrees to respect the common area and not put trash in any areas other than designated trash receptacles.

B. Common Areas Defined: "Common Areas" means all areas, facilities and improvements provided in the office center from time to time for the convenience and use of employees and invitees of the office center, and shall include but not be limited to the parking areas and facilities, sidewalks, landscaped areas and lighting facilities.

C. Changes Bv Landlord: Tenant agrees that Landlord shall, at all limes, have the right and privilege of determining the nature and extent of the Common Areas, and of making such changes, rearrangements, additions or reductions therein and thereto from time to time which in its opinion are desirable and for the best interests of the office center tenants, or which are as a result of any federal, state or local environmental protection or other law, rule, regulation, guideline or order. Landlord may from time to time make alterations, reductions or additions to the Common Area or building or any lands added thereto, construct additional buildings or improvements on the Common Areas or elsewhere and make alterations thereto.

D. Rules and Regulations: Tenant agrees that Landlord may establish and from time to time change, alter and amend, and enforce against Tenant, such reasonable rules and regulations as Landlord may deem necessary or advisable for the proper and efficient use, operation and maintenance of the Common Area, provided that all such rules and regulations affecting Tenant and its invitees and employees shall apply equitably and without discrimination to all tenants of Landlord's Building.

E. Landlord's Control: Landlord shall at all times during the Term have the sole and exclusive control, management and direction of the Connmon Areas, and may at any time and from lime lo time during the Term exclude and restrain any person from use or occupancy thereof, excepting, however, Tenant and other tenants of Landlord and bona fide invitees of either who make use of the said areas in accordance with the rules and regulations established by Landlord from time to time with respect thereto. The rights of Tenant in and to the Common Areas shall at all times be subject to the rights of others to use the same in common with Tenant. Landlord may at any time and from time to time close all or any portion of the Common Areas to make repairs or changes and, to the extent necessary in the opinion of Landlord, to prevent a dedication thereof or the accrual of any rights to any person or to the public therein. Landlord may close temporarily any or all portions of the Common Areas to discourage non-client parking and use, and to do and perform such other acts in and to the Common Areas as, in the exercise of good business judgment, Landlords shall determine to be advisable with a view to the improvement of the convenience and use thereof by employees and tenants, their employees and invitees.

F. Parking Area: Tenant and all those having business with it will, in common with the other tenants and their clients and others having business with them, have the right to use and enjoy the parking area for its intended purposes, except that no trucks belonging to Tenant, to suppliers of Tenant, or to delivery agents of Tenant shall remain within the parking area for any extended period of time and there is no overnight parking permitted. Landlord reserves the right to rearrange or relocate the parking area without diminishing the use of such areas of the parking ratio.

G. Governing Regulations: Tenant will comply and cause its employees and agents to comply with all rules and regulations adopted by Landlord in connection with the use of the parking area and common facilities, and with all supplements hereto and amendments thereof which Landlord may hereafter adopt. All such rules and regulations shall pertain to the safety, care, use and cleanliness of the parking area and common facilities and the preservation of good order therein and thereon. No rules or regulations now in effect or hereafter adopted shall be inconsistent with any provisions of this Lease or unreasonably interfere with Tenant's use and enjoyment of the demised premises. All rules and regulations and supplements thereto and amendments thereof which Landlord\may adopt shall be in writing and a copy thereof shall be delivered to Tenant.

 H. Common Area Costs:
                               ------------------
(i)      Costs are borne by Landlord and includes:
(a) operating, maintaining, repairing, replacing, lighting (including without limitation the cost of the electricity therefor), cleaning, painting and striping of, and removing debris from, the Common Areas; compacting and removing garbage and trash from the Office Center, maintaining, repairing and replacing in the Common Areas, ducts, conduits and similar items, fire protection systems, sprinkler systems, utility, sprinkler and storm and sanitary drainage systems and other utility systems;
(b) exterior planting, replanting and replacing flowers, shrubbery, plants, trees and other landscaping, and all water used to irrigate flowers, shrubbery, plants, trees and other landscaping located on the Common Areas;
(c) repair and maintenance of the parking lot, including pest control of such areas and the cost of termite protection for the entire Office Center.
(d)      real estate taxes per section 17.

                  (ii) Landlord may cause any or all maintenance services for the Common Areas to be provided by an independent contractor or contractors or other parties.

(iii) If Landlord from time to time makes available additional land not presently part of the Office Center for parking or other Common Area purposes, then "Common Area Costs" shall also include all expenses incurred by Landlord in connection with the operating, maintenance and repair of the Common Areas on said additional land.

         8.     UTILITIES:

A. Water. Sanitary Sewer and Electric Service: Tenant shall pay for all utilities used within the demised premises and make such deposits to assure service as may be required by the regulated utility providing the same.

B. Telephone and Gas: All charges for telephone and gas (if any) service to the demised premises shall be billed by the utility company providing the same directly to Tenant. Tenant shall pay all such charges as and when they become due and payable.

The Landlord shall not be liable for any interruption or delay in any of the above services for any reason.

          9.   DEFECTS, DEFECTIVE CONDITION,WIND, ACTS OF THIRD PERSON:

                    A. Landlord's Liability: Landlord shall not be liable to Tenant for any damage or injury to Tenant or Tenant's property occasioned by any defect of plumbing, heating, air cooling, air conditioning equipment and electrical wiring, or insulation thereof, or from broken steps, or from the backing up of any sewer pipe, or from the bursting, leaking, or running of any sink. tub, in, on, or about the demised premises, or for any such damage or injury occasioned by water from being on or coming through the roof, stairs, walks, or any other place on or near the demised premises unless landlord neglects or fails to make necessary repairs required of it to be made under the terms of this Lease after receipt of written notice thereof from Tenant, or for any such damage or injury done or occasioned by the falling of any fixture, plaster or stucco, or for any such damage or injury caused by wind, or by the act, omission or negligence of CO-tenants or of other persons, occupants of the same building or of adjacent buildings or contiguous property.

                   B. Waiver of Claims Against Landlord: All claims against landlord for any damage or injury as provided in Paragrah A of this Section, are hereby expressly waived by Tenant, except those claims occasioned by Landlord's neglect or failure to make repairs for which Landlord is responsible under this Lease, after due written notice thereof by Tenant.
10.      RIGHT TO INSPECT AND EXHIBIT:


              The Landlord, or its agents, shall have the right to enter the demised premises at reasonable hours in the day or night to examine the same, or to run telephone or other wires, or to make such repairs, additions or alterations as it shall deem necessary for the safety, preservation or restoration of the improvements, or for the safety or convenience of the occupants or users thereof (there being no obligation, however, on the part of the Landlord to make any such repairs, additions or alterations), or to exhibit the same to prospective purchasers and put upon the premises a suitable "For Sale" sign. For three months prior to the expiration of the demised term, the Landlord, or its agents, may similarly exhibit the premises to prospective tenants, and may place the usual "To Let" signs thereon.

        11.    DAMAGE BY FIRE, EXPLOSION, THE ELEMENTS OR OTHERWISE:

              In the event of the destruction of the demised premises of the building containing the said premises by fire, explosion, the elements or otherwise during the term hereby created, or previous thereto, or such partial destruction thereof (as to render the premises wholly untenantable or unfit for occupancy, or should the demised premises be so badly injured that the same cannot be repaired within ninety (9U) days from the happening of'such injury, then and in such case the term hereby created shall, at the option of the landlord, cease and become null and void from the date of such damage or destruction, and the Tenant shall immediately surrender said premises and all the Tenant's interest therein to the Landlord, and shall pay rent only to the time of such surrender, in which event the Landlord may re-enter and re-possess the premises thus discharged from this lease and may remove all parties therefrom. Should the demised premises be rendered untenantable and unfit for occupancy, but yet be repairable within ninety (90) days from the happening of said injury, the Landlord may enter and repair the same with reasonable speed, and the rent shall not accrue after said injury or while repairs are being made. but shall recommence immediately after said repairs shall be completed. But if the premises shall be so slightly injured as not to be rendered untenantable and unfit for occupancy, then the Landlord agrees to repair the same with reasonable promptness and in that case the rent accrued and accruing shall not cease or determine. The Tenant shall immediately notify the Landlord in case of fire or other damage to the premises.

          12.   OBSERVATION OF LAWS, ORDINANCES, RULES AND REGULATIONS:

The Tenant agrees to observe and comply with all laws, ordinances, rules and regulations of the Federal, State, County and Municipal Authorities applicable to the business to be conducted by the Tenant in the demised premise. TheTenant agrees not to do or permit anything to be done in said premises, or keep anything therein, which will increase the rate of fire insurance premiums on the improvements or any part thereof, or on property kept therein, or which will obstruct or interfere with the rights of other tenants, or conflict with the regulations of the Fire Department or with any insurance policy upon said improvements or any part thereof. In the event of any increase in insurance premiums resulting from the Tenant's occupancy of the premises, or from any act of omission on the part of the Tenant, the Tenant agrees to pay said increase in insurance premiums on the improvements or contents thereof as additional rent.

         13.    INDEMNIFICATION OF LANDLORD:

A. Tenant's Notice of Work to be Performed: Tenant shall serve a written notice on Landlord at least ten (10) days prior to permitting any work involving repairs, improvements, construction and the like to be commenced in or on the demised premises.

B. Liens and Encumbrances: Tenant shall indemnify Landlord and the premises herein demised and all improvements, placed thereon against all claims, liens, claims of lien, demands, charges, encumbrances or litigation arising directly or indirectly out of or by reason of any work or activity of Tenant on the demised premises, and shall forthwith and within ten (10) days after the filing of any lien for record fully pay and satisfy the same and shall reimburse Landlord for all loss, damage and expense, including reasonable attorney's fees, which it may suffer or be put to by reason of any such claims of lien, demands, charges, encumbrances or litigation.

         In the event Tenant shall fail to pay and fully discharge any claim, lien, claims of lien, demand, charge, encumbrance or litigation, or should proceedings be instituted for the foreclosure of any lien or encumbrance. Landlord shall have the right, at its option, at any lime after the expiration of such ten (10) days period to pay the same or any portion thereof, with or without the costs and expenses claimed by such claimant, and in making such payment Landlord shall be the sole judge of the legality thereof. All amounts so paid by landlord shall he repaid by Tenant to Landlord on demand, together with interest thereon at the rate of fifteen percent (15%) per annum from the date of payment by Landlord until repayment is fully made.

         C. Personal Injuries; Violation of Law: Tenant shall indemnify Landlord and the demised premises against any cost, liability or expense arising out of any claims of any person or persons whatsoever by reason of the use or misuse of the demised premises, parking area or common facilities by Tenant or any person or persons holding under Tenant, and shall indemnify Landlord against any penalty, damage or charge incurred or imposed by reason of any violation of law or ordinance by Tenant or any person or persons holding under Tenant, against any costs, damage, or expense arising out of the death of or injury to any person or persons holding under Tenant.

         14.    EXTERIOR FACILITIES:

         Tenant shall not install any exterior lighting, exterior plumbing facilities, shades or awnings, amplifiers, or similar devices, or use any advertising medium which may he heard or experienced outside the demised premises, such as loudspeakers, phonographs or radio broadcasts. All window dressings that can be seen from outside shall be of such design and color as shall be approved in advance in writing by the Landlord.

         15.    SECURITY:

         Tenant has this day deposited with landlord the sum of One Thousand Four Hundred Fifty Dollars and 00/l00 ($ 1,450.00 ) as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this lease upon the Tenant's part to be performed, which said sum shall be returned to the Tenant, without any interest thereon, after the time fixed as the expiration of the term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of any default hereunder by Tenant, Landlord may utilize such deposit to offset either in whole or in part any obligations of the Tenant hereunder. In the event of a bona fide sale, subject to this lease, the Landlord shall have the right to transfer the security to the vendee for the benefit of the Tenant and the landlord shall be considered released by the Tenant from all liability for the return of such security; and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposited under this lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord.


         16.    TAXES:

         A.Tenant's Proportionate Share: Tenant shall pay to Landlord, as part of the common area costs per section 7.H.d., Tenant's proportionate share of all real estate and other ad valorem taxes and assessments of every kind and nature (including, but not limited to, general and special assessments, foreseen as well as unforeseen) with respect to the land and improvements which are included in the tax parcel which includes the Premises. Such taxes and assessments are collectively called the "Taxes." Tenant's proportionate share of Taxes shall be an amount equal to the product obtained by multiplying the Taxes, and Landlord's expenses in obtaining or attempting to obtain any refund or reduction thereof, by a fraction, the numerator of which is the number of square feet in the demised premises and the denominator of which is the number of leaseable square feel in the Landlord's building which is included in the same tax parcel as the demised premises. With respect to any assessments which may be paid in annual installments, only the amount of such annual installment (with appropriate proration for any Partial Lease Year) and statutory interest shall be included with the computation of the annual Taxes for the Lease Year in question.\

         B. Payment Bv Tenant: The tax payment required under this Article shall be paid by Tenant and included in the common area costs in such amounts as are estimated and billed for each fiscal tax period by Landlord. Taxes for the first tax year shall be prorated. Within thirty (90) days following the end of each calendar year, included with the common area costs. Landlord will notify Tenant of (a) the amount of Taxes, (b) the total square feet within the Landlord's building which is included in the same tax parcel as the demised premises, and
(c) the amount of Tenant's proportionate share of Taxes, each determined in accordance with the provisions of Section 18.A.

         17.    SIGNS AND ADVERTISING:

          No sign, advertisement or notice shall be affixed to or placed upon any part of the demised premises by the Tenant, except in such manner and of such design and color as shall be approved in advance in writing by the Landlord. Tenant will install and maintain such sign at his own cost and as may be approved, in good condition and repair at all times.
18.      SUBORDINATION TO MORTGAGES AND DEEDS OF TRUST:

         This Lease is subject and is hereby subordinated to all present and future mortgages, deeds of trust and other encumbrances affecting the demised premises or the property of which said premises are a part. The Tenant agrees to execute, at no expense to the Landlord, any instrument which may be deemed necessary or desirable by the Landlord to further effect the subordination of this Lease to any such mortgage, deed of trust or encumbrance.

         19.   SURRENDER OF PREMISES:

         Tenant shall, at the termination of this Lease, vacate the demised premises in a good condition as they were at the time of entry thereon by Tenant, except for reasonable use and wear thereof, acts of God or damage by casualty beyond the control of Tenant and on vacating shall leave the demised premises free and clear of all rubbish and debris.

         20.   GOVERNMENTAL INTERFERENCE WITH POSSESSION:

                     Tenant shall not be released from its obligation hereunder should its possession of the demised premises be interfered with or affected by reason of the passage or adoption of any law, ordinance, resolution, regulation or act of any legal or governmental authority, or any Order of Abatement of Judgment preventing the use of the demised premises made on the ground that the demised premises or the business operated therefrom constitutes a nuisance.

         21.   RULES AND REGULATIONS OF LANDLORD:

         The rules and regulations regarding the demised premises, affixed to this lease, if any, as well as any other and further, reasonable rules and regulations which shall be made by the Landlord, shall be observed by the Tenant and by the Tenant's employees, agents and customers. The Landlord reserves the right to rescind any presently existing rules applicable to the demised premises, and to make such other and further reasonable rules and regulations as, in its judgment, may from lime to lime be desirable/or the safety, care and cleanliness of the premises, and for the preservation of good order therein, which rules, when so made and notice thereof given to the Tenant, shall have the same force and effect as if originally made a part of this Lease. Such other and further rules shall not, however, be inconsistent with the proper and rightful enjoyment by the Tenant of the demised premises

      22.    VIOLATION OF COVENANTS, FORFEITURE OF LEASE, RE-ENTRY BY LANDLORD:
           ------------------------------------------------------------------

         In case of violation by the Tenant of any of the covenants, agreements and conditions of this lease, or of the rules and regulations now or hereafter to be reasonably established by the landlord, and upon failure to discontinue such violation within ten (10) days after notice thereof given to the Tenant, this Lease shall thenceforth, at the option of the Landlord, become null and void and the Landlord may re-enter without further notice or demand. The rent in such case shall become due, be apportioned and paid on and up to the day of such re-entry and the Tenant shall be liable for all loss or damage resulting from such violation as aforesaid.

          23.   NONWAIVER OF BREACH:

         No waiver by the Landlord of any violation or breach of condition by the Tenant shall constitute or be construed as a waiver of any other violation or breach of condition, nor shall lapse of time after breach of condition by the Tenant before the Landlord shall exercise its option under this paragraph operate to defeat the right of the Landlord to declare this Lease null and void and to re-enter upon the demised premises after the said breach or violation.

          24.    NOTICES:

         All notices and demands, legal or otherwise, incidental to this Lease, or the occupation of the demised premises, shall be in writing. If the Landlord or its agent desires to give or serve upon the Tenant any notice or demand, it shall be sufficient to send a copy thereof by registered mail, addressed to the Tenant at the demised premises, or to leave a copy thereof with a person of suitable age found on the premises, or to post a copy thereof upon the door to said premises. Notices from the Tenant to the Landlord shall be sent by registered mail or delivered to the Landlord at the place hereinbefore designated for the payment of rent, or to such party or place as the Landlord may from time to time designate in writing.

         25.  BANKRUPTCY, INSOLVENCY, ASSIGNMENT FOR BENEFIT OF CREDITORS:
              ------------------------------------------------------------

         It is further agreed that if at any time during the term of this Lease the Tenant shall make any assignment for the benefit of creditors, or be decreed insolvent or bankrupt according to law, or if a receiver shall be appointed for the Tenant, then the Landlord may, at its option, terminate this Lease, exercise of such option to be evidenced by notice to that effect served upon the assignee, receiver, trustee or other person in charge of the liquidation of the properly of the Tenant or the Tenant's estate. Such termination shall not release or discharge any payment of rent payable hereunder and then accrued, or any liability then accrued by reason of any agreement or covenant herein contained on the part of the Tenant, or the Tenant's legal representatives.

         26.   HOLDING OVER BY TENANT:

         In the event that the Tenant shall remain in the demised premises after the expiration of the term of this Lease without having executed a new written Lease with the Landlord, such holding over shall not constitute a renewal or extension of this Lease. The Landlord may, at its option, elect to treat the Tenant as one who has not removed at the end of his term and thereupon be entitled to all the remedies against the Tenant provided by law in that situation, or the Landlord may elect, at its option, to construe such holding over as a tenancy from month to month, subject to all the terms and conditions of this Lease, except as to duration thereof. In that event the Tenant shall pay monthly rent in advance at the rate provided herein as effective during the last month of the demised term plus 10%. Any holding over without the consent of the Landlord shall be considered to be day to day tenancy. In that event the Tenant shall pay every 15 days in advance at a rental of twice the daily rate of the rate provided herein as effective during the last month of the demised term, computed on the basis of a thirty (30) day month.

          27.   EMINENT DOMAIN. CONDEMNATION:
                -----------------------------

         A. Over Thirty Percent (30%) of Premises Taken: In the event thirty percent (30%) or more of the area of the demised premises shall be taken for a public or quasi-public use, this Lease shall terminate as of the date of the actual physical taking, and the parties shall thereupon be released from any and all further liability hereunder.


         B. Less Than Thirty Percent (30%) of Premises Taken: In the event of a partial taking of less than thirty percent (30%) of the area of the demised premises, Landlord shall, with reasonable diligence, proceed at its own expense to reconstruct or repair the demised premises and place the same in a rentable condition within one hundred eighty (180) days after the date of the actual physical taking; provided, however, that if thirty percent (20%) or more of the area of the office complex as a whole is taken, landlord alternatively may elect to terminate this Lease notwithstanding that less than thirty percent (30%) of the area of the demised premises were taken. In the event of such termination the parties hereto shall be released from any and all further liability under this Lease.

         C. Abatement of Rent: During any reconstruction or repairing as hereinabove provided. Tenant shall be required to pay only that portion of the fixed minimum monthly rental herein reserved as the area of the demised premises remaining in the tenantable condition during such reconstruction or repairing bears to the entire area herein leased. On completion of such reconstruction or rewiring, the fixed in minimum monthly rental herein reserved shall be adjusted in the proportion that the reconstructed demised premises bear to the original demised premises, and thereafter Tenant shall be required to pay such adjusted fixed minimum monthly rental in accordance with the provisions of this Lease.

D. Right to Condemnation Award: Any award made in any condemnation proceeding for the taking of any part or all of the demised premises shall be the sole property of and be paid to Landlord.

28.    ARBITRATION:

Any dispute arising under this Lease shall he settled by arbitration. Then Landlord and Tenant shall each choose an arbitrator, and the two arbitrators thus chosen shall select a third arbitrator. The findings and award of the three arbitrators thus chosen shall be final and binding on the parties hereto.

29.      BROKERS COMMISSION:
         ------------------


        Tenant warrants that it has dealt with no broker in connection with this Lease.
30.      DELIVERY OF LEASE:
         No rights are to be conferred upon the Tenant until this Lease has been signed by the Landlord, and an executed copy of the Lease has been delivered to the Tenant.

31.      LEASE PROVISIONS NOT EXCLUSIVE:
         The foregoing rights and remedies are not intended to be exclusive but as additional to all rights and remedies the Landlord would otherwise have by law.

         32.  LEASE BINDING ON HEIRS, SUCCESSORS, ETC.:

         All of the terms, covenants and conditions of this Lease shall inure to the benefit of and be binding upon the respective heirs, executors, administrators, successors and assigns of the parties hereto. However, in the event of the death of the Tenant, if an individual, the Landlord may, at its option, terminate this lease by notifying the executor or administrator of the Tenant at the demised premises.



         33.   TIME OF THE ESSENCE:

        Time is of the essence of each and every provision hereof.

               34.   PRONOUNS:

         Feminine or neuter pronouns shall be substituted for those of' masculine form or vice versa, and the plural shall be substituted/or the singular number or vice versa in anyplace or places in which the context may require such substitution or substitutions.

         35.      AMENDMENTS TO BE IN WRITING:

         This Lease may be modified or amended only by a writing fully authorized and executed by both Landlord and Tenant. It may not be amended or modified by oral agreements or understandings between the parties unless the same shall be reduced to writing duly authorized and executed by both Landlord and Tenant.

         36. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with the National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by the war.

IN WITNESS WHEREOF, the said Parties have hereunto set their hands and seals the day and year first above written.









Witness:









/s/ N. Aponte                                  /s/ Meredith Breault / Landlord




/s/ N. Aponte                                      /s/ Will Cowdell / Tenant

                                ADDENDUM TO LEASE

Pursuant to an agreement between the landlord and tenant, should Landlord decide to sell all or part of the existing building, located at 756, 758. 760 and 762 SE Port St. Lucie Blvd., Port St. Lucie.FL 34984 during the term of this lease, tenant shall have a right of first refusal to the purchase. Should landlord offer the tenant the opportunity of said purchase, tenant will have five (5) days to reply in writing, with the required deposit. After the passing of five
(5) days, landlord may advertise and accept requests from other interested parties.





DATED:  12/26/01

/s/ N. Aponte                                  /s/ Meredith Breault / Landlord




/s/ N. Aponte                                    /s/ Will Cowdell / Tenant